EXHIBIT 99.1
Jefferies 3rd Annual
Healthcare Conference
June 17, 2009

 Statements made in this presentation may contain "forward-looking" information (as defined in the Private Securities
 Litigation Reform Act of 1995), such as forecasts of future financial performance. Such statements involve risks and uncertainties and are subject to change at any time. Factors that could cause actual results to differ are identified in the public filings made by the company with the Securities and Exchange Commission and include changes in Medicare and
 Medicaid reimbursements; our ability to maintain the occupancy rates and payor mix at our long-term care centers; potential liability for losses not covered by, or in excess of, our insurance; the effects of government regulations and investigations;
 the significant amount of our indebtedness, covenants in our debt agreements that may restrict our activities and our ability to incur more indebtedness; increasing labor costs and the shortage of qualified healthcare personnel; the impact of current economic conditions on our liquidity and results of operations; and our ability to receive increases in reimbursement rates from government payors to cover increased costs. More information on factors that could affect our business and financial results are included in our public filings made with the Securities and Exchange Commission, including our Annual Report on
 Form 10-K and Quarterly Reports on Forms 10-Q, copies of which are available on Sun’s web site, www.sunh.com.

 The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control. We caution that any forward-looking statements made by us are not guarantees of future performance.
 We disclaim any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.
 Furthermore, references to non-GAAP financial information and pro forma, normalized data contained herein are reconciled to comparable GAAP financial information in our earnings release dated April 28, 2009, which is available on our website at
 www.sunh.com and has been filed with the SEC in an 8-K. Any documents filed by Sun with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and stockholders of Sun may obtain free copies of the documents filed with the SEC by contacting the Investor Relations Department of Sun at (505) 468-2341 (TDD users, please call (505) 468-4458) or by sending a written request to Investor Relations, Sun Healthcare Group, Inc., 101 Sun Avenue NE,
 Albuquerque, NM 87109. You may also read and copy any reports, statements, and other information filed by Sun with the
 SEC at the SEC public reference room at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at (800)
 SEC-0330 or visit the SEC’s web site for further information.
 References to “Sun” refer to Sun Healthcare Group, Inc. and its subsidiaries.
Forward-Looking Statements

Investment Highlights
 ❖ Solid balance sheet with leverage reducing every quarter
 ❖ The economy does not change the need for post-acute services
 ❖ Part of the solution to lowering healthcare costs
 ❖ Attractive industry fundamentals and reimbursement outlook
 ❖ Nationally diversified portfolio of facilities
 ❖ Focus on high-acuity patients
 ❖ Strong financial performance
 ❖ Robust cash flow
 ❖ Proven and experienced management team

Source: US Census Bureau (8-14-08)
(in millions)
7
4
6
9
14
19
1.51%
1.85%
1.93%
2.34%
3.50%
4.34%
0
5
10
15
20
2000A
2010E
2020E
2030E
2040E
2050E
0%
2%
4%
6%
8%
10%
% of Total Population
 Attractive Industry Demographics
 Declining Number of
 Nursing Facilities and Beds
 Source: AHCA (December 2008)
 85 + Population
Certified
Beds
Certified
Facilities
1,670,000
1,680,000
1,690,000
1,700,000
1,710,000
Dec
01
Dec
02
Dec
03
Dec
04
Dec
05
Dec
06
Dec
07
Dec
08
15,200
15,400
15,600
15,800
16,000
16,200
16,400
16,600
16,800

 Consolidated
 Q1 ’09 Revenue
 ($ in millions)
 25%
 Total: $468.3 million
 39%
 36%
 Private Pay
 and Other
 $118.5
 Skilled Mix
 $168.3
 Medicaid
 $181.5
Sun Healthcare Group
 ❖ Strong asset base of 207 inpatient
 facilities across 25 states:
 w 184 SNFs
 - 48 RRS Units
 - 46 Alzheimer Care Centers
 w 15 ALFs/ILFs
 w 8 Mental Health
 ❖ Inpatient revenue represents over 85%
 of consolidated revenue
 ❖ Significant facility ownership
 w 93 Facilities - 45%
 ❖ High CON concentration provides
 barriers to entry
 w 17 of 25 states
 ❖ Leverages existing Sun infrastructure
 to realize significant cost savings

6
 Nationally Diversified Portfolio of Facilities

 5
10
15
2
1
9
1
12
9
2
20
3
19
10
1
15
2
17
7
9
8
8
9
7
 23,345 Licensed Beds in 25 States
 22,511 Available Beds
 207 inpatient facilities - 93 owned (45%)

 (3) Quality mix includes all non-Medicaid inpatient revenues
 Occupancy (1)
 (1) Occupancy excludes hospital
 Q1 ‘08
 Q1 ‘09
 89.5%
 88.7%
 Inpatient Revenue Quality Mix (3)
 Q4 ‘08
 Q1 ‘09
 Q1 ‘08
 55.2%
 56.3%
 (2) SNF beds only
$169
$170
$343
$450
 Inpatient Revenue Per Patient Day
 $413
 $374
 $165
 Medicaid
 Private and Other
 (Percentages represent change from prior period)
 Q1 ‘08
 Q1 ‘09
 $176
 Managed Care/Comm
 Medicare Part A
 2.2%
 3.5%
 9.0%
 9.1%
 Improving Inpatient Performance Metrics

 Managed Care
 Skilled Mix as a % of Revenue (2)
 Q4 ‘08
 33.8%
 32.8%
 Q1 ‘09
 Q1 ‘08
  6.7%
 38.6%
 40.5%
 Medicare
5.8%
 Q4 ‘08
 88.5%
 55.0%
6.1%
 38.6%
 32.5%

Reimbursement Update
 ❖ CMS proposed rule for SNF PPS reimbursement:
 w Market basket update + 2.1%
 w Realization of case mix index - 3.3%
 - Forecast error correction related to 2006 RUGs refinements
 w STRIVE implementation proposed for FY 2011
 - Update RUGs system to RUG - IV
 ❖ Next steps
 w 60 day comment period
 w Congress to weigh in
 ❖ In the meantime
 w We affirm our guidance with the assumptions that were laid out in
 February of this year
 w We will consider updating our guidance as we have more clarity on the reimbursement environment

Acuity Strategy
 ❖ Goal: Identify and provide quality care to higher acuity patients
 w Enhance Business Development activities to define markets and train team
 - Obtain strategic support data: demographics, hospital sources
 - Provide training, tools, tracking and standards to sales and relationship management team
 - Improve intake and admission process
 w Upgrade clinical / billing platform
 - 37 centers currently installed and operating
 w Improve physical layout through the addition of Rehab Recovery
 Suites®
 - Focus on amenities for shorter stay patients

 ❖ Separate and distinct units within a center
 ❖ Enhanced therapy and clinical product
 ❖ Hospitality services - dedicated concierge
 ❖ Target short-term younger Medicare and managed care patient
 ➢Average bed size: 21 beds per center
 ➢Cost/bed : $25,000/bed
 ➢Development time: 6-9 months
 ➢Q1 09: 48 units with 1,031 beds
 ➢Target to have 70 units by year-end 2009
 Rehab Recovery Suites® - Product Profile

 1st Quarter 2009 ALOS
 All
  Other
 Centers
 33
 RRS
  Units
 31
 Managed Care %
 Centers w/RRS units
 Q1 ‘08
 Q1 ‘08
 Q1 ‘09
 Q1 ‘09
 5.5%
 6.4%
 17.1%
 17.0%
 2.9%
 3.2%
 16.5%
 Medicare %
 Skilled Mix % Based on Patient Days
 Centers w/ RRS units
 All other centers
 90.1%
 45.5%
 87.3%
 39.0%
 Q1 ‘09
 Q1 ‘09
 REX
 Rehab
 1st Quarter 2009 Rehab %
 Rehab Recovery Suites - Opportunity for Growth
 All other centers
 16.3%
 22.6%
 23.4%
 19.4%
 19.5%

 EBITDA Margin
 14.1%
 7.7%
 Q1 ‘08
 Q1 ‘09
 233
 450
 Q1 ‘09
 Q1 ‘08
 Hospice - SolAmor
▪ Synergistic opportunity - approximately 6 to 10 percent of patients in each facility are eligible for Hospice services
▪ Currently licensed in ten locations in seven states (CO, CT, MA, NJ, NH, NM, OK)
ADC
Revenue
($ in millions)
$2.8
$5.8
Q1 ‘08
Q1 ‘09

 Revenue / Contract
 ($ in thousands)
 $134.8
 $140.2
 Q1 ‘08
 Q1 ‘09
 $40.6
 $43.7
 Q1 ‘09
 Q4 ‘08
 SunDance
▪ One of the largest contract rehab companies, providing physical occupational, speech and respiratory therapy services
▪ Approximately 60% of revenues from unaffiliated sources
▪ Operating in 33 states
Revenue
($ in millions)
5.2%
6.9%
Q1 ‘08
Q1 ‘09
 Q4 ‘08
$36.0
EBITDA Margin
 Q1 ‘08
6.3%
Q4 ‘08
$151.8
Non-Affiliated Contracts
Q1 ‘08
Q4 ‘08
Q1 ‘09
312
327
331

 EBITDA Margin
 7.0%
 10.3%
 Q1 ‘08
 Q1 ‘09
 $29.2
 $27.9
 CareerStaff Unlimited
▪ Specializes in temporary therapy, pharmacy, physician and nurse staffing
▪ Operates in 37 states
▪ Solid non-core performer
Revenue
($ in millions)
Q1 ‘08
Q1 ‘09
 Q4 ‘08
$30.2
Q1 ’09 Revenue
By Type
Q4 ‘08
7.9%
60.5%
28.0%
6.0%
5.5%
Pharmacy
Allied
Nursing
Physician Services

 Sun Three Months 2009 Results

 (in millions)
  331.6
 Term Loans
 $ -
 Revolving Credit Facility - $50 million
 $ 706.3
  200.0
  506.3
  1.2
  173.5
  $ 99.9
  Total Debt
 Subordinated Debt
  Senior Secured Debt
 Capital Leases
 Mortgage Debt
 Debt:
 Cash
 Debt
  9.57%
 Rate (1)
  5.51%
(1) Average interest rates include amortization of deferred financing costs
  7.24%
  11.41%
  7.10%
  6.12%
Debt Table - March 2009

 <4.25x
 2009
 Credit Statistics
 165.0
 164.3
 EBITDA (LTM Normalized Pro Forma)
 55.6
 57.4
 Interest Expense
 3.92x
 $643.7
 Dec. 31, 2008
 Required Bank Covenants
 3.73x
 Total Net Debt/EBITDA
 $616.3
 Total Net Debt (1)
 Mar. 31, 2009
 (1) Total Debt reduced by cash balances in excess of $10 million
 Total Net Debt/EBITDA
* All amounts calculated as defined in Sun’s Credit Agreement
Credit Statistics

Debt Type	% of Total	Average Rate (2)
Variable		4.01%
Fixed (1)
Total
 1) Includes $150 million of term loans fixed via an interest rate swap
 2) Includes amortization of deferred financing costs
 3) 14 basis points lower than December 31, 2008
 Variable vs. Fixed
 As of March 31, 2009
 (in millions)
Average Weighted Cost of Debt
  $206.9
  29%
 499.4
 71%
  8.37%
 $706.3
  100%
  7.10% (3)
  Outstanding

(in millions)	FYE 2008	Three Months 2009 (1)
Cash flow from operations
Capital expenditures
Free cash flow		$25.5 $48 to $53
Projected FYE 2009
(1) Includes $7.1 million related to converting a portion of restricted cash to a letter of credit
Strong Free Cash Flow
  $87.8
 $37.4
 (42.5)
  (11.9)
 $45.3